Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

March 31, 2020

ICF-QTLY-0520
1.9882756.103

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 64.3%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$2,815,000	$1,869,688
Bailiwick of Jersey - 1.1%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	2,315,000	3,247,632
Denmark - 7.1%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	2,390,000	2,410,530
1.375% 5/24/22 (Reg. S)	EUR	750,000	811,553
2.25% 1/14/28 (Reg. S) (b)	GBP	1,945,000	2,231,553
5% 1/12/22 (c)		4,220,000	4,320,725
5.375% 1/12/24 (Reg. S)		1,930,000	1,979,022
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	7,230,000	7,827,039
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	757,959

TOTAL DENMARK			20,338,381

Estonia - 0.2%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	440,000	492,473
France - 5.3%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,100,000	1,176,479
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	2,800,000	3,035,795
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	2,600,000	2,530,799
2.125% 10/16/26 (Reg. S)	EUR	4,800,000	4,471,033
2.75% 4/13/23 (Reg. S)	EUR	2,000,000	2,110,284
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	2,150,000	1,972,877

TOTAL FRANCE			15,297,267

Germany - 7.4%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	1,250,000	964,985
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	7,140,000	7,341,371
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	9,200,000	9,950,809
1.625% 1/20/27 (Reg. S)	EUR	2,900,000	2,688,244
5% 6/24/20	EUR	450,000	491,776

TOTAL GERMANY			21,437,185

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (b)	EUR	750,000	520,410
Ireland - 2.5%
AIB Group PLC 1.875% 11/19/29 (Reg. S) (b)	EUR	1,350,000	1,339,696
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	2,150,000	2,191,486
3.125% 9/19/27 (Reg. S) (b)	GBP	1,500,000	1,810,587
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,962,000	1,795,230

TOTAL IRELAND			7,136,999

Italy - 2.1%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	2,850,000	2,500,078
6.572% 1/14/22 (c)		3,350,000	3,412,199

TOTAL ITALY			5,912,277

Luxembourg - 3.9%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,534,000	2,934,933
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	667,844
1.75% 3/12/29 (Reg. S)	EUR	3,050,000	3,026,492
2% 2/15/24 (Reg. S)	EUR	700,000	764,178
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	3,410,000	3,473,474
Millicom International Cellular SA 6.625% 10/15/26 (c)		295,000	277,300

TOTAL LUXEMBOURG			11,144,221

Mexico - 2.6%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	465,000	454,191
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		690,000	657,225
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	159,000	143,358
3.625% 11/24/25 (Reg. S)	EUR	670,000	549,820
3.75% 2/21/24 (Reg. S)	EUR	6,555,000	5,779,089

TOTAL MEXICO			7,583,683

Netherlands - 3.0%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		1,800,000	1,752,055
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		700,000	698,292
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	1,026,909
Petrobras Global Finance BV 5.093% 1/15/30 (c)		753,000	681,465
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,535,000	1,328,967
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	1,965,358	2,125,703
1.25% 3/31/23 (Reg. S)	EUR	1,200,000	1,159,514

TOTAL NETHERLANDS			8,772,905

Portugal - 0.5%
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (b)	EUR	1,500,000	1,468,418
Sweden - 1.9%
Heimstaden Bostad AB 1.125% 1/21/26	EUR	1,850,000	1,956,241
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,235,000	3,496,310

TOTAL SWEDEN			5,452,551

Switzerland - 5.3%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (b)	EUR	3,900,000	4,221,013
6.5% 8/8/23 (Reg. S)		5,880,000	5,965,730
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	4,814,000	5,203,173

TOTAL SWITZERLAND			15,389,916

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		1,445,000	1,423,325
United Kingdom - 11.3%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	850,000	857,274
2.625% 11/11/25 (Reg. S) (b)	EUR	2,350,000	2,514,216
3.932% 5/7/25 (b)		2,742,000	2,631,438
BAT International Finance PLC 3.95% 6/15/25 (c)		5,700,000	5,592,744
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	1,005,000	1,156,120
Experian Finance PLC 3.25% 4/7/32 (Reg. S)	GBP	100,000	123,336
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		6,647,000	6,136,319
John Lewis PLC 6.125% 1/21/25	GBP	3,006,000	3,572,380
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	2,420,000	2,583,155
Nationwide Building Society 3.622% 4/26/23 (b)(c)		614,000	610,406
Rolls-Royce PLC 3.375% 6/18/26	GBP	3,820,000	4,520,943
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	111,000	127,686
4.5% 9/7/23 (Reg. S)	GBP	1,050,000	1,110,531
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		880,000	198,495
Vodafone Group PLC 6.25% 10/3/78 (Reg. S) (b)		700,000	685,468

TOTAL UNITED KINGDOM			32,420,511

United States of America - 8.7%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		2,800,000	2,908,823
Citigroup, Inc. 4.3% 11/20/26		1,715,000	1,813,423
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	87,510
Ford Motor Credit Co. LLC:
3.087% 1/9/23		1,560,000	1,404,000
4.535% 3/6/25	GBP	550,000	544,902
5.584% 3/18/24		4,905,000	4,549,388
General Electric Co.:
0.375% 5/17/22	EUR	150,000	158,340
1.25% 5/26/23	EUR	335,000	354,515
Goldman Sachs Group, Inc. 4.25% 10/21/25		2,612,000	2,746,046
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	1,550,000	1,609,721
Morgan Stanley:
3.95% 4/23/27		1,343,000	1,399,208
4.35% 9/8/26		625,000	673,511
Reynolds American, Inc. 4.45% 6/12/25		5,976,000	6,085,656
Time Warner Cable, Inc. 4.5% 9/15/42		825,000	775,516

TOTAL UNITED STATES OF AMERICA			25,110,559

TOTAL NONCONVERTIBLE BONDS
(Cost $204,236,846)			185,018,401

U.S. Government and Government Agency Obligations - 0.5%
U.S. Treasury Obligations - 0.5%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$59,000	$73,683
3% 5/15/47 (d)		297,000	410,579
U.S. Treasury Notes:
2.125% 5/15/25 (d)(e)		695,000	754,889
2.625% 2/15/29 (d)(e)		220,000	257,245
			1,496,396
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,252,651)			1,496,396

Foreign Government and Government Agency Obligations - 4.5%
Indonesia - 0.8%
Indonesian Republic 2.625% 6/14/23	EUR	$2,000,000	$2,197,528
Italy - 1.8%
Italian Republic 3.75% 5/1/21 (c)	EUR	4,539,000	5,194,651
United Kingdom - 1.9%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (Reg. S) (d)(e)	GBP	3,135,000	4,539,803
1.75% 1/22/49(Reg. S)	GBP	610,000	938,759

TOTAL UNITED KINGDOM			5,478,562

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,648,416)			12,870,741

Preferred Securities - 26.9%
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(f)		2,430,000	2,065,381
Canada - 0.4%
Bank of Nova Scotia 4.65% (b)(f)		1,415,000	1,080,706
Denmark - 0.6%
Danske Bank A/S 5.875% (Reg. S) (b)(f)	EUR	830,000	874,737
ORSTED A/S 1.75% (Reg. S) (b)(f)	EUR	900,000	879,437

TOTAL DENMARK			1,754,174

France - 2.5%
BNP Paribas SA 6.125% (b)(f)	EUR	1,350,000	1,377,246
Danone SA 1.75% (Reg. S) (b)(f)	EUR	3,600,000	3,814,322
EDF SA 5.25% (Reg. S) (b)(f)		2,100,000	2,026,500

TOTAL FRANCE			7,218,068

Germany - 1.2%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	3,500,000	3,401,757
Ireland - 0.3%
AIB Group PLC 5.25% (Reg. S) (b)(f)	EUR	1,150,000	989,758
Italy - 0.8%
Assicurazioni Generali SpA 6.416% (b)(f)	GBP	2,050,000	2,420,151
Luxembourg - 2.8%
CPI Property Group SA 4.375% (Reg. S) (b)(f)	EUR	1,870,000	1,917,765
Eurofins Scientific SA 2.875% (Reg. S) (b)(f)	EUR	2,670,000	2,725,489
TLG Finance SARL 3.375% (Reg. S) (b)(f)	EUR	3,400,000	3,498,102

TOTAL LUXEMBOURG			8,141,356

Netherlands - 7.4%
AerCap Holdings NV 5.875% 10/10/79 (b)		2,900,000	2,001,000
Deutsche Annington Finance BV 4% (Reg. S) (b)(f)	EUR	900,000	982,684
Generali Finance BV 4.596% (Reg. S) (b)(f)	EUR	725,000	783,610
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (f)	EUR	1,790,000	1,777,818
Telefonica Europe BV:
2.502% (Reg. S) (b)(f)	EUR	1,800,000	1,703,557
2.625% (Reg. S) (b)(f)	EUR	2,300,000	2,370,823
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(f)	EUR	2,745,000	2,844,130
2.7%(Reg. S) (b)(f)	EUR	7,000,000	7,151,623
3.75% (b)(f)	EUR	1,650,000	1,756,093

TOTAL NETHERLANDS			21,371,338

Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(f)	EUR	2,000,000	1,863,901
Sweden - 2.2%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(f)	EUR	4,200,000	3,740,485
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (b)(f)	EUR	1,750,000	1,665,500
4.625% (Reg. S) (b)(f)	EUR	880,000	936,583

TOTAL SWEDEN			6,342,568

Switzerland - 2.1%
Credit Suisse Group AG 7.5% (Reg. S) (b)(f)		4,780,000	4,600,750
UBS AG 5.125% 5/15/24 (Reg. S)		1,150,000	1,150,000
UBS Group AG 7% (Reg. S) (b)(f)		300,000	289,050

TOTAL SWITZERLAND			6,039,800

United Kingdom - 5.2%
Aviva PLC 6.125% (b)(f)	GBP	5,700,000	6,901,664
Barclays Bank PLC 7.625% 11/21/22		4,405,000	4,506,315
Barclays PLC 7.125% (b)(f)	GBP	200,000	210,804
HSBC Holdings PLC 5.25% (b)(f)	EUR	1,277,000	1,242,916
Lloyds Banking Group PLC 5.125% (b)(f)	GBP	2,230,000	2,062,178

TOTAL UNITED KINGDOM			14,923,877

TOTAL PREFERRED SECURITIES
(Cost $89,688,296)			77,612,835
		Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.29% (g)
(Cost $2,140,580)		2,139,946	2,140,588

Purchased Swaptions - 0.4%
	Expiration Date	Notional Amount	Value
Put Options - 0.4%
Option with an exercise rate of 5.125% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 22,800,000	$816,656
Option with an exercise rate of 5.375% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 8,450,000	257,369

TOTAL PUT OPTIONS			1,074,025

TOTAL PURCHASED SWAPTIONS
(Cost $1,019,436)			1,074,025
TOTAL INVESTMENT IN SECURITIES - 97.3%
(Cost $310,986,225)			280,212,986
NET OTHER ASSETS (LIABILITIES) - 2.7%(h)			7,731,129
NET ASSETS - 100%			$287,944,115

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	23	June 2020	$2,130,736	$5,142	$5,142
TME 10 Year Canadian Note Contracts (Canada)	92	June 2020	9,619,044	462,947	462,947
TOTAL BOND INDEX CONTRACTS					468,089
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	15	June 2020	3,305,742	61,377	61,377
CBOT 5-Year U.S. Treasury Note Contracts (United States)	71	June 2020	8,900,516	346,657	346,657
CBOT Long Term U.S. Treasury Bond Contracts (United States)	106	June 2020	18,980,625	1,705,021	1,705,021
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	49	June 2020	7,645,531	554,587	554,587
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	28	June 2020	6,212,500	676,707	676,707
TOTAL TREASURY CONTRACTS					3,344,349

TOTAL PURCHASED					3,812,438

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	14	June 2020	2,087,724	14,981	14,981
ICE Long Gilt Contracts (United Kingdom)	16	June 2020	2,706,586	(43,350)	(43,350)

TOTAL SOLD					(28,369)

TOTAL FUTURES CONTRACTS					$3,784,069

The notional amount of futures purchased as a percentage of Net Assets is 19.7%

The notional amount of futures sold as a percentage of Net Assets is 1.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	49,308	AUD	80,000	JPMorgan Chase Bank	4/1/20	$100
USD	98,788	CAD	140,000	Goldman Sachs Bank USA	4/1/20	(693)
USD	61,915	GBP	50,000	State Street Bank And Trust Co	4/1/20	(190)
GBP	107,000	USD	132,937	Royal Bank of Canada	4/2/20	(32)
AUD	268,000	USD	158,331	Royal Bank Of Canada	5/14/20	6,547
CAD	1,128,000	USD	798,801	State Street Bank and Trust Co	5/14/20	2,998
CAD	97,000	USD	72,291	BNP Paribas	5/14/20	(3,333)
CAD	58,000	USD	40,060	Goldman Sachs Bank USA	5/14/20	1,172
EUR	6,485,000	USD	7,147,832	Citibank NA	5/14/20	16,511
EUR	680,000	USD	769,060	Bank Of America NA	5/14/20	(17,826)
EUR	800,000	USD	894,849	Brown Brothers Harriman & Co.	5/14/20	(11,044)
EUR	800,000	USD	894,491	Canadian Imperial Bank Commerce	5/14/20	(10,686)
EUR	689,000	USD	759,071	Citibank NA	5/14/20	2,106
EUR	592,000	USD	659,173	Goldman Sachs Bank USA	5/14/20	(5,158)
EUR	2,408,000	USD	2,619,591	JPMorgan Chase Bank	5/14/20	40,661
EUR	500,000	USD	539,707	JPMorgan Chase Bank	5/14/20	12,672
EUR	302,000	USD	326,192	JPMorgan Chase Bank	5/14/20	7,445
EUR	350,000	USD	381,224	JPMorgan Chase Bank	5/14/20	5,440
EUR	1,325,000	USD	1,474,653	JPMorgan Chase Bank	5/14/20	(10,852)
EUR	277,000	USD	302,903	Royal Bank Of Canada	5/14/20	3,115
EUR	1,834,000	USD	1,966,363	State Street Bank And Trust Co	5/14/20	59,759
EUR	245,000	USD	264,101	State Street Bank And Trust Co	5/14/20	6,564
GBP	1,238,000	USD	1,539,515	Royal Bank of Canada	5/14/20	(441)
GBP	1,415,000	USD	1,813,625	BNP Paribas	5/14/20	(54,505)
GBP	194,000	USD	227,550	Citibank NA	5/14/20	13,629
GBP	1,210,000	USD	1,567,203	Citibank NA	5/14/20	(62,938)
GBP	1,556,000	USD	1,813,952	Goldman Sachs Bank USA	5/14/20	120,458
GBP	417,000	USD	518,902	Goldman Sachs Bank USA	5/14/20	(490)
GBP	209,000	USD	274,565	Goldman Sachs Bank USA	5/14/20	(14,738)
GBP	354,000	USD	437,998	Goldman Sachs Bank USA	5/14/20	2,093
GBP	144,000	USD	184,121	JPMorgan Chase Bank	5/14/20	(5,101)
GBP	188,000	USD	230,541	JPMorgan Chase Bank	5/14/20	3,180
GBP	662,000	USD	801,515	State Street Bank And Trust Co	5/14/20	21,479
GBP	581,000	USD	676,966	State Street Bank And Trust Co	5/14/20	45,330
GBP	127,000	USD	150,191	State Street Bank And Trust Co	5/14/20	7,695
GBP	131,000	USD	169,585	State Street Bank And Trust Co	5/14/20	(6,726)
USD	98,098	AUD	156,000	BNP Paribas	5/14/20	2,125
USD	23,290	AUD	39,000	JPMorgan Chase Bank	5/14/20	(703)
USD	44,712	AUD	78,000	JPMorgan Chase Bank	5/14/20	(3,274)
USD	38,663	AUD	65,000	State Street Bank And Trust Co	5/14/20	(1,326)
USD	72,713	CAD	100,000	Citibank NA	5/14/20	1,622
USD	270,645	CAD	377,000	Citibank NA	5/14/20	2,635
USD	80,124	CAD	114,000	Goldman Sachs Bank USA	5/14/20	(919)
USD	110,029	CAD	160,000	Goldman Sachs Bank USA	5/14/20	(3,716)
USD	181,660	CAD	261,000	Goldman Sachs Bank USA	5/14/20	(3,886)
USD	100,495	CAD	140,000	Goldman Sachs Bank USA	5/14/20	969
USD	72,958	CAD	102,000	Goldman Sachs Bank USA	5/14/20	446
USD	83,076	CAD	120,000	JPMorgan Chase Bank	5/14/20	(2,232)
USD	1,232,622	EUR	1,116,000	Citibank NA	5/14/20	(286)
USD	116,202,499	EUR	106,384,000	Citibank NA	5/14/20	(1,325,864)
USD	767,541	EUR	690,000	JPMorgan Chase Bank	5/14/20	5,259
USD	891,694	EUR	799,000	State Street Bank And Trust Co	5/14/20	8,994
USD	205,793	EUR	179,000	State Street Bank And Trust Co	5/14/20	8,042
USD	317,286	GBP	247,000	BNP Paribas	5/14/20	10,217
USD	51,107,504	GBP	39,220,000	Citibank NA	5/14/20	2,349,435
USD	145,583	GBP	126,000	JPMorgan Chase Bank	5/14/20	(11,060)
USD	58,705,000	EUR	53,808,729	JPMorgan Chase Bank	5/15/20	(742,740)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$467,939
					Unrealized Appreciation	2,768,698
					Unrealized Depreciation	(2,300,759)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 5,250,000	$(131,443)	$147,535	$16,092
Gas Natural Capital Markets SA	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(36,843)	16,956	(19,887)
Standard Chartered Bank	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(3,252)	(6,821)	(10,073)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 850,000	(10,044)	18,115	8,071

TOTAL CREDIT DEFAULT SWAPS						$(181,582)	$175,785	$(5,797)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
(0.25%)	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2030	EUR 9,476,000	$196,534	$0	$196,534
0%	Annual	6-month EURIBOR (3)	Semi - annual	LCH	Jun. 2035	EUR 1,909,000	80,339	0	80,339
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2040	EUR 5,286,000	332,870	0	332,870

TOTAL INTEREST RATE SWAPS							$609,743	$0	$609,743

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,249,051 or 10.5% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,143,680.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,827,358.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Includes $1,187,699 of cash collateral to cover margin requirements for forward foreign currency contracts, futures contracts and centrally cleared OTC swaps.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,110
Total	$6,110

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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